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                                                                    EXHIBIT 10.6

                                TEAM MUCHO, INC.

                             2000 STOCK OPTION PLAN

         1. PURPOSE. The purpose of the TEAM Mucho, Inc. 2000 Stock Option Plan (the "Plan") is to (i) advance the growth and prosperity of TEAM Mucho, Inc., an Ohio corporation (the "Corporation"), and its subsidiaries, (ii) attract and retain key employees of the Corporation and its subsidiaries, and
(iii) further align the interests of such employees, consultants and directors of the Corporation with those of the Corporation's shareholders, by providing employees, consultants, and directors of the Corporation and its subsidiaries with an additional incentive to contribute to the best interests of the Corporation. Without prejudice to other compensation programs approved from time to time by the Board of Directors (the "Board") and/or shareholders of the Corporation, such additional incentive is to be given to qualifying employees by means of stock options provided for under the Plan. In the discretion of the Board and the Committee (as defined below), such options may be "Incentive Stock Options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or "non-statutory" stock options.

         2.       ADMINISTRATION OF THE PLAN.

                  (a) Subject to Section 2(f), the Plan shall be administered by the Board unless and until such time as the Board delegates administration to a committee pursuant to subparagraph 2(c) below (the "Committee").

                  (b) The Board shall have the power, in its sole discretion:

                           (i)  To determine from time to time which of the
qualifying employees and participants (as defined below) shall be granted options under the Plan, the term of each option granted, the time or times at which all or portions of each option will become vested and exercisable, the expiration of each option, whether the options granted shall be Incentive Stock Options or non-statutory options, and the number of shares for which each option shall be granted.

                           (ii)  To construe and interpret the Plan and options
granted under it, and to establish, amend and revoke rules and regulations for its administration consistent with the Plan's provisions and purposes. The Board, in the exercise of this power, shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission or inconsistency in the Plan or in any option agreement in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                           (iii)  To prescribe the terms and provisions of each
option granted (which need not be identical).

                           (iv)  To amend the Plan as provided herein.

                           (v)   Generally, to exercise such powers and to
perform such acts as are deemed necessary or expedient to promote the best interests of the Corporation.

                  (c) The Board, by resolution, may delegate administration of the Plan (including, without limitation, the Board's powers under subparagraph 2(b)) to a Committee composed of not less than two (2) members, which Committee, upon such time as the Corporation has a class of equity security registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), will be constituted so as to permit the Plan to comply with applicable exemptions under Section 16(b) of the Exchange Act and Rule 16b-3(d) thereunder (as amended, or any successor or similar statute or rule). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such constraints, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board at any time may remove members from or add members to the Committee or may abolish the Committee and revest in the Board the administration of the Plan, with or without cause. Vacancies on the Committee, howsoever caused, shall be filled by the Board. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and actions of the Committee may be taken by a majority of the members present at a


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meeting if a quorum exists. In addition, action may be taken by a written instrument signed by all the members of the Committee, and any action so taken shall be fully effective as if it had been taken at a meeting.

                  (d) Beginning at such time as the Corporation has a class of equity security registered under Section 12 of the Exchange Act, notwithstanding any other provision of the Plan or any option granted hereunder, the Board or the Committee shall administer the Plan (including any requirements as to participation by non-employee directors), and the Board may amend the Plan or any such option, in such manner as the Board may determine, on the advice of counsel, to be necessary or desirable to satisfy the provisions of Section 16(b) of the Exchange Act and Rule 16b-3 (as amended, or any successor or similar statute or rule). Beginning at such time, any provision of the Plan or any option granted hereunder to the contrary notwithstanding, except to the extent that the Board or the Committee expressly determines otherwise in writing, transactions under this Plan by and with respect to officers and directors of the Company who are subject to Section 16(b) of the Exchange Act shall comply with all applicable conditions of Section 16(b) of the Exchange Act and Rule 16b-3 thereunder (as amended, or any successor or similar statute or rule) necessary to make such transactions exempt thereunder.

                  (e) The interpretation and construction by the Board of any provisions of the Plan or of any option granted under it, if made in good faith, shall be final, and the interpretation or construction by any Committee appointed pursuant to subparagraph 2(c) of any such provisions or option shall also, if made in good faith and unless otherwise determined by the Board, be final. No member of such Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

                  (f) In the event the Corporation becomes a publically held corporation within the meaning of Section 162(m) of the Code, a Code
Section 162(m) Committee shall act with all powers and responsibilities of the Board (or the Committee) with respect to each person covered by the deduction limitation of Code Section 162(m), as described by Code Section 162(m)(3). The Code Section 162(m) Committee shall be comprised of two or more Board members who meet the requirements described in Section 2c and who also each meet the requirements of an "outside director" within the meaning of Code Section 162(m). Any reference to Committee or Board herein shall refer to the Code Scetion 162(m) Committee, as appropriate.

         3. QUALIFYING EMPLOYEES AND PARTICIPANTS. Options may be granted hereunder to individuals who are employees of the Corporation and/or its subsidiaries as of the date of grant. Consultants and other independent contractors, and officers and directors of the Corporation and/or its subsidiaries who are not also employees of the Corporation and/or its subsidiaries, shall be entitled to participate in the Plan, to the extent that the granting to and exercise of options under the Plan by such individuals is registered or exempt under federal and applicable state securities laws. The Board or the Committee, as the case may be, shall have the complete power and discretion to select the participants to whom options are granted, and, subject to the Plan, to determine for each such participant the terms and conditions of any option granted, including but not limited to the number of shares covered by the option, the vesting schedule and expiration date, the Option Price (as defined below) and whether the option is an Incentive Stock Option or a non-statutory option.

         4.       THE STOCK.

                  (a) The stock subject to the options and other provisions of the Plan shall be shares of the Corporation's authorized and unissued Common Stock (referred to herein as "Stock"), or reacquired Stock held in the treasury. The total number of shares of Stock that may be issued pursuant to the exercise of stock options under the Plan shall not exceed in the aggregate 211,640 shares of Stock. Stock subject to options which terminate or expire prior to exercise shall be available for granting of further options hereunder. Stock surrendered upon exercise of an option in payment for the exercise thereof or in payment of federal, state or local tax withholding liabilities shall also be included in those shares of Stock available for granting of future options hereunder.

                  Each option granted under the Plan shall be subject to the requirement that if at any time the Board or the Committee shall reasonably determine that the listing, registration, exemption or qualification of the shares of Stock subject thereto upon any securities exchange or under any state or federal securities or other law, or the consent or approval of any governmental regulatory body is necessary or desirable in connection with the issue or transfer of shares subject thereof, no such option may be exercised in whole or in part unless such listing, registration, exemption, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board


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or the Committee. If reasonably required at any time by the Board or the
Committee, an option may not be exercised until the optionee has delivered an investment letter to the Corporation containing the representations that all shares of Stock being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares, and such other representations as reasonably required by the Corporation to assure issuance of the shares of Stock upon exercise of the option will be in compliance with the Securities Act of 1933, as amended, and applicable state securities laws.

                  (b) Each stock certificate for shares issued to the optionee shall have conspicuously written, printed, typed or stamped upon the face thereof, or upon the reverse thereof with a conspicuous reference on the face thereof, the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF REGISTRATION THEREUNDER OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT.

         5. TERMS AND CONDITIONS OF OPTIONS. All options granted pursuant to the Plan shall be in such form as the Board or the Committee shall from time to time determine, shall clearly indicate whether such option is an Incentive Stock Option or a non-statutory stock option (but if no indication is made, the option shall be treated as a non-statutory stock option), and shall be subject to the following terms and conditions:

                  (a) OPTION PRICE. The exercise price per share for Stock under each option granted under the Plan (the "Option Price") shall be determined and fixed by the Board or the Committee, but in the case of Incentive Stock Options shall not be less than one hundred percent (100%) of the fair market value per share of the Stock on the date of grant of such option. Notwithstanding the foregoing, in the case of the grant of an Incentive Stock Option to a qualifying employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Corporation or its subsidiary corporations (a "10% Shareholder"), such price per share shall not be less than one hundred ten percent (110%) of the fair market value per share of the Stock on the date of grant of the option.

                  (b) EXPIRATION. Unless a particular option expressly provides otherwise, the option shall expire and become void and unexercisable five (5) years from the date of grant; provided, however, that in no event shall an Incentive Stock Option be exercisable after the expiration of ten (10) years from the date such option was granted; and provided further that in the case of the grant of an Incentive Stock Option to an individual who, at the time of the grant, is a 10% Shareholder, in no event shall such option be exercisable more than five (5) years from the date of the grant.

                  (c) VESTING. The Board or the Committee may determine that any option granted shall be fully vested immediately, or the Board or the Committee may prescribe installments in which any option granted shall vest. An option granted under the Plan shall be exercisable in accordance with the terms of the Plan only to the extent vested on the date of exercise. The maturity of any vesting schedule may be accelerated at the discretion of the Board or the Committee. Unless a particular option expressly provides otherwise, the option shall vest in four (4) equal annual installments on each of the first (1st) through the fourth (4th) anniversary dates of the date of grant of the option.

                  (d) EARLY TERMINATION. Notwithstanding subsections 5(b) and (c) above or the provisions of any particular option, each option granted hereunder shall terminate, prior to its expiration and regardless of the extent to which it is then vested, upon the earliest to occur of the following: (i) twelve (12) months after the optionee's cessation of employment or other association with the Corporation by reason of disability or death; (ii) three
(3) months after the termination or non-renewal by the Corporation of the optionee's employment or other association with the Corporation; and (iii) three
(3) months after the cessation of the optionee's employment or other association with the Corporation. "Cessation of employment" as used above shall mean the cessation of all full or substantial part-time employment by the optionee with the Corporation or any of its subsidiaries. The Board or the Committee, however, may extend the termination date, at the time of the grant of the option, as set forth above for particular options, in their discretion, provided that in the case of an Incentive Stock Option, such extension does not disqualify such option as an Incentive Stock Option under the Code. Any determination by the Board or Committee as to the reason for an optionee's cessation of employment or other association with the Corporation, if made in good faith, shall be final and binding.


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                  (e)      LIMITATIONS ON EXERCISE. An Incentive Stock Option
shall be exercisable in any calendar year only to the extent that the aggregate fair market value (as of the date the option is granted) of the Stock with respect to which all Incentive Stock Options held by an optionee that are exercisable for the first time by such optionee during any calendar year (under all such plans of the Corporation and any subsidiary of the Corporation) do not exceed $100,000.

                  (f) LIMITATIONS ON DISPOSITION. To obtain the tax benefits associated with Incentive Stock Options, an optionee that has exercised an Incentive Stock Option should make no disposition of Stock acquired pursuant to the exercise within two (2) years from the date of grant of such Incentive Stock Option or within one (1) year from the date of the exercise of such Incentive Stock Option.

                  (g) HOLDING PERIOD. Upon such time as the Corporation has a class of equity security registered under Section 12 of the Exchange Act, if required in order for the grant of an option under the Plan to be exempt from
Section 16(b) of the Exchange Act, an optionee shall make no disposition of any option (other than upon exercise) or the Stock acquired pursuant to the exercise of any option, for a period of six months after the date of grant of such option.

                  (h) EFFECT ON OTHER OPTIONS. The exercise of an option granted under the Plan shall not affect the optionee's right or ability to exercise any other option granted under the Plan or any other stock option plan of the Corporation or its subsidiaries.

                  (i) AWARDS TO PERSONS COVERED BY CODE SECTION 162(M) DEDUCTION LIMITS. Awards to persons covered by the deduction limitation of Code Scetion 162(m), as described in Section 162(m)(3) of the Code, shall be subject to the following additional limitations:

                           (i)      Adjustments. The Code Section 162(m)
Committee shall have no discretion to increase an award of options once granted except to the extent permitted under Section 8 and the regulations interpreting Code Section 162(m).

                           (ii)     Maximum Awards.  Awards of options under the
Plan shall be limited to 211,640 shares awarded to any one individual in any calendar year and shall be issued at fair market value. Notwithstanding the foregoing, the limits stated above may be adjusted in accordance with Section 8 of the Plan.

         6.       PAYMENT FOR STOCK; EXERCISE.

                  (a) Options may be exercised by the optionee by delivering written notice to the Corporation, specifying the number of shares as to which the option is being exercised, and accompanied by payment in full as specified below.

                  (b) Payment for any shares of Stock issuable upon exercise of any option hereunder shall be made in full upon exercise, either in cash, cashier's check, money order or other good funds as approved by the Board or the Committee. Notwithstanding the foregoing, unless otherwise expressly provided in a particular option, payment for Stock issuable upon exercise of an option hereunder may also be made in whole or in part by delivering unrestricted, unencumbered shares of Stock in satisfaction of all or part of the aggregate Option Price or causing to be withheld a portion of the Stock as to which the option is exercised in satisfaction of all or part of the aggregate Option Price. In the event of payment in Stock, the aggregate Option Price shall be considered paid to the extent of the fair market value of the Stock used in payment as of the date of exercise of the option.

                  (c) The optionee shall be responsible for all income, excise or other taxes arising from the granting or exercise of any option hereunder. As an alternative to making a cash payment to the Corporation to satisfy any tax withholding obligations on the exercise of any option, the optionee may, unless otherwise expressly provided in the option, elect to (i) deliver shares of already-owned Stock or (ii) have the Corporation retain that number of shares of Stock that will satisfy all or a specified portion of the federal, state and local tax liabilities of the optionee arising in the year of exercise. Such election shall be irrevocable.

         7. NON-ASSIGNABILITY. No option shall be transferable otherwise than by will or the laws of descent and distribution and an option is exercisable during the lifetime of the applicable optionee only by such optionee.


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Notwithstanding the foregoing, non-statutory stock options, to the extent vested, may be transferred to a tax-exempt charitable organization, a trust or entity controlled by the optionee or for BONA FIDE estate planning purposes of the optionee, provided that the assignee must enter into an agreement in form and substance satisfactory to the Board or the Committee prohibiting any further assignment except to the optionee or as otherwise permitted by this section.

         8.       ADJUSTMENT UPON CHANGES IN STOCK.

                  (a) The number and type of shares of Stock available for the granting of options under the Plan and the number and type of shares and exercise price per share of Stock subject to outstanding options granted pursuant to the Plan shall be adjusted by the Board or the Committee in an equitable manner to reflect changes in the capitalization of the Corporation, including but not limited to such changes as result from merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares and change in corporate structure. If any adjustment under this paragraph 8(a) would create a fractional share of Stock or other capital stock of the Corporation or a right to acquire a fractional share of Stock or such other capital stock, such fractional share shall be disregarded and the number of shares available under the Plan and the number covered under any options granted pursuant to the Plan shall be the next lower number of shares, rounding all fractions downward.

                  (b) Notwithstanding the foregoing, in the event of: (i) a dissolution or liquidation of the Corporation; (ii) a sale of all or substantially all of the assets of the Corporation; (iii) a merger or share exchange in which the surviving or acquiring entity is not the Corporation; (iv) a sale of a majority of the outstanding capital stock of the Corporation; or (v) the occurrence of an initial underwritten public offering of the Stock registered under the Securities Act of 1933, as amended, then the Board, in its sole and absolute discretion, may accelerate the vesting of all options outstanding, or alternatively any particular options the Board determines in its discretion, such that they are exercisable prior to such transaction.

                  (c) Any adjustment made by the Board or the Committee under this paragraph 8 shall be conclusive and binding on all affected persons. No Incentive Stock Option granted pursuant to the Plan shall be adjusted in a manner that causes such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422(b) of the Code.

         9. AMENDMENT. The Board from time to time may amend this Plan, but except as provided above with respect to dilutions or other adjustments or mergers or share exchanges as provided in paragraph 8, or except with the approval of the Corporation's shareholders, may not (a) increase the aggregate number of shares available for option hereunder, (b) change the restrictions on prices at which options may be granted, (c) extend the maximum expiration date that an option may be given, or (d) change the eligibility requirements for participants hereunder. Rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by amendment of the Plan, except with the consent of the person to whom the option was granted.

         10. FAIR MARKET VALUE OF STOCK. Whenever pursuant to the terms of the Plan the fair market value of the Stock is required to be determined as of a particular date, such fair market value shall equal the fair market value of such Stock as determined by the Board or the Committee, and the Board or the Committee, in determining such fair market value, may, but shall not be required to, conclusively rely on an appraisal of the Corporation's business made by a disinterested business appraiser within twelve (12) months before the date of exercise or other event giving rise to a determination of the fair market value of the Stock. Notwithstanding the foregoing, if the Stock becomes publicly-traded, then fair market value shall equal, as applicable, the last sale price of the Stock on the principal exchange on which the Stock is then listed, or if the Stock is not then listed on any exchange, on the National Association of Securities Dealers Automated Quotation National Market System ("NMS"), or, if price quotations for the Stock are not available to NMS, the mean between the closing bid and asked price of the Stock on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). Fair market value shall be determined in all cases without regard to any restriction other than a restriction which, by its terms, will never lapse.

         11. NO RIGHTS AS SHAREHOLDER. An optionee shall have no rights as a shareholder with respect to any shares subject to his option until his valid exercise of such option and the issuance of a stock certificate to him representing the shares purchased upon exercise. No adjustment shall be made for dividends (ordinary or extraordinary,


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whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

         12. INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence, intentional misconduct or a knowing violation of the criminal law or federal or state securities laws in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding, the Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

         13. TERMINATION. This Plan shall terminate December 31, 2010 unless sooner terminated by action of the Board. No option may be granted hereunder after a termination of the Plan, but such termination shall not affect the validity of any option then outstanding.

         14. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the holders of a majority of the outstanding shares of Stock present at a meeting of shareholders at which a quorum has been established, which approval must occur within the period ending twelve (12) months after the date the Plan is adopted by the Board; provided, however, that options may be granted hereunder prior to shareholder approval when all other conditions precedent to the granting of options under the Plan have been completed by the Corporation.

         15. QUALIFICATION OF ISOS. As stated above, it is intended that Incentive Stock Options under Section 422 of the Code may in the discretion of the Board or the Committee be granted under this Plan. Accordingly, to the extent any provision herein or in any option granted hereunder which is intended to be an Incentive Stock Option conflicts with the requirements under the Code for such option to be treated as an Incentive Stock Option under the Code, such conflict shall be deemed of no force or effect, all provisions of the Code necessary for such option to qualify as an Incentive Stock Option under the Code shall govern and prevail and this Plan and such option shall be deemed automatically amended to the extent needed to accomplish the foregoing.

         16.      MISCELLANEOUS.

                  (a) EMPLOYMENT. Nothing in the Plan shall confer upon any person the right to employment or continued employment by the Corporation or to any particular amount of compensation by the Corporation.

                  (b) PLAN BINDING ON SUCCESSORS. The Plan shall be binding upon the successors, representatives and assigns of the Corporation.

                  (c) APPLICABLE LAW. The Plan shall be governed by and construed in accordance with the laws of the State of Nevada without reference to its conflict of laws principles.

                  (d) OTHER OPTIONS. Nothing contained herein shall be construed to limit the authority of the Board, at any time or from time to time, to issue one or more options or rights to purchase shares of Stock not subject to the terms and conditions of the Plan.

                  (e) NOTICES. All notices and other communications required or permitted to be given under the Plan shall be in writing and shall be deemed duly given if delivered personally or mailed first class, postage prepaid, as follows: (a) if to the Corporation at its principal address to the attention of the Corporation's Treasurer; or (b) if to a qualifying employee or optionee, at the last known address of such individual as shown on the employment records of the Corporation.

                  (f) ENTIRE AGREEMENT; RELATION TO PREVIOUS PLANS. This Plan constitutes the entire agreement concerning the subject matter hereof and supercedes all prior negotiations, discussions, proposals and agreements concerning such subject matter.